Flag Investors
                                Family of Funds

                                     GROWTH
                      Flag Investors Emerging Growth Fund
                      Flag Investors Equity Partners Fund
                       Flag Investors International Fund

                                 EQUITY INCOME
                   Flag Investors Real Estate Securities Fund
                      Flag Investors Telephone Income Fund

                                    BALANCED
                       Flag Investors Value Builder Fund

                                     INCOME
                  Flag Investors Intermediate-Term Income Fund
             Flag Investors Total Return U.S. Treasury Fund Shares

                                TAX-FREE INCOME
                  Flag Investors Managed Municipal Fund Shares
                      Flag Investors Maryland Intermediate
                              Tax-Free Income Fund

                                 CURRENT INCOME
                    Flag Investors Cash Reserve Prime Shares

                                   P.O. Box 515
                           Baltimore, Maryland 21203
                                  800-767-FLAG
                                Distributed by:
                               Alex. Brown & Sons
                                  Incorporated

                                     FLAG
                                   INVESTORS
                                  REAL ESTATE
                                  SECURITIES
                                     FUND

                                 Annual Report
                               December 31, 1995

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Dear Shareholders:

          We are pleased to submit to you the first annual report for Flag Investors Real Estate Securities Fund.

          The Fund provides investors with a vehicle to invest in a portfolio of real estate companies that are well-diversified by property type, geographical region and management style. The Fund has a total return orientation. It attempts to invest in publicly traded real estate companies--primarily Real Estate Investment Trusts (REITs) and real estate operating companies--that can provide attractive current yields and the potential for capital appreciation.

          We strive to achieve the Fund's investment objectives by employing a value-oriented investment approach. We use in-depth fundamental analyses to identify property sectors and companies that we believe are selling below their intrinsic values.

FUND PERFORMANCE

          The Fund commenced operations on January 3, 1995, with a net asset value (NAV) of $10.00 per share. On December 31, 1995, the NAV was $11.20 for a Class A Share and $11.18 for a Class B Share. In addition, commencing in March, ten monthly dividends and one capital gains distribution were paid in 1995, totaling $0.569 per Class A Share and $0.517 per Class B Share.

          As shown in the following chart, the Fund outperformed the Wilshire Real Estate Securities Index, a widely used barometer of the real estate sector, for the period ended December 31, 1995.

          While the Fund's returns were substantially lower than the average of the S&P 500 and the Dow Jones Industrial Average in 1995, we consider ourselves real estate investors and feel that the Wilshire Real Estate Securities Index is a more appropriate benchmark for this Fund.


                            PERFORMANCE COMPARISONS*
                      For the year ended December 31, 1995

                            Flag Investors     Wilshire Real
                              Real Estate     Estate Securities
                            Securities Fund       Index
Class A Shares                    18.2%           13.7%
Class B Shares                    17.4%           13.7%

*These  figures  assume  the   reinvestment   of  dividends  and  capital  gains
distributions but exclude the impact of any sales charge. The Wilshire Real Estate Securities Index is an unmanaged index that is a widely recognized indicator of performance in the real estate sector. Past performance is not an indicator of future results. Please review the Additional Performance Information on page 4.


MARKET COMMENTARY

          Real estate securities ended 1995 on a positive note with a broad-based rally in December. The December rally followed an up and down year that we believe provided excellent opportunities for long-term investments in a portfolio of real estate companies.

          Operating results for the REITs in your Fund's portfolio were excellent, with funds from operations (real estate operating income minus interest expense and corporate overhead) up over 12.4% in 1995. Even with the December rally, valuation levels remain well below their peak in March 1993. The overall appreciation in REIT prices was roughly in line with the overall increase in REIT funds from operations. Thus, REITs began and ended 1995 at roughly the same reasonable earnings multiple.

          The REIT industry's best represented property types (retail and residential)generated the worst performance in 1995. Retail and residential properties, which together comprised 63% of the National Association of Real Estate Investment Trusts (NAREIT) Equity Index at the beginning of 1995, posted total returns of 5.1% and 12.0%, respectively.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND


REIT Industry Sectors

* Retail Sector

          The poor performance of the retail REITs reflects growing investor concern about high levels of new construction activity and the continued poor performance of many retailers, particularly regional discount department stores and virtually all types of apparel retailers. Within the retail sector, there was a handful of companies that performed reasonably well and a number of companies that performed poorly. The larger companies, with access to capital and strong management teams, have been able to continue to grow their earnings through accretive acquisitions, helping to offset limited prospects for internally generated growth. The stock prices of the smaller companies and the companies most affected by retailer bankruptcies and store closures have plummeted, effectively shutting off their access to capital and their only viable means to material near-term growth in earnings.

* Apartment Sector

          The performance of the apartment REITs improved in the fourth quarter with a total return of 6.6%, offsetting some of the price weakness from earlier in the year. Investors' sentiment toward the apartment sector seems to be turning positive in response to a modest decline in projected new supply and continued strong operating performance by the better quality operating companies. Several analysts who had been advocating an underweighting or neutral stance toward the apartment sector have recently recommended overweighting the sector.

* Office, Self-Storage and Hotels

          The strongest property types in 1995 in terms of performance were office (+38.8%), self-storage (+34.9%), hotels (+30.8%) and companies focusing on triple net lease properties (+31.6%). However, these four sectors together accounted for only 13.4% of the NAREIT Equity Index at the beginning of 1995. The strong performance of these property types reflects both above average growth in earnings and rising multiples. Many of the companies in these sectors aggressively expanded their portfolios in 1995 to take advantage of positive spread investment opportunities, with several companies more than doubling their market capitalization. These companies have also benefited from rapidly improving fundamentals.

          Capital raising activity slowed in 1995 versus the pace of the prior three years. During 1995, there was a total of 81 equity offerings, raising $7.2 billion in new capital. Included in the total were 17 preferred stock offerings and three privately placed convertible preferred issues.

PORTFOLIO

          The composition of the Fund's portfolio is illustrated below.

[PIE CHART USING FOLLOWING PLOT POINTS]

Apartments                31.0%      Manufactured Homes                 5.3%
Short-term Investments     4.4%      Office/Industrial/Self-Storage    19.7%
Hotels                     6.3%      Health Care                        7.6%
Shopping Centers          13.0%      Factory Outlets                    3.0%
Regional Malls             9.3%      Diversified                        0.4%


OUTLOOK

          We continue to believe that the outlook for the next few years is quite favorable for both direct real estate and REIT investments. In most markets, there is no evidence of substantial building, and supply and demand appear to be in relative balance. This creates an environment in which occupancies are high, rents can be increased and dividends can grow.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND


          In terms of company operating performances, we expect continued strong growth from those companies specializing in apartments, suburban office buildings, hotels, warehouses and self-storage facilities. We look for more moderate growth in health care facilities, regional malls and neighborhood and community shopping centers. Although we are concerned about the health of the retail sector in general, we believe selected retail real estate companies will be able to take advantage of the tough times ahead.

          We continue to favor the larger companies with more conservative balance sheets that will be able to raise capital to allow them to take advantage of the good acquisition and development opportunities that are currently available.

          There continues to be a substantial disparity between yields on REITs and yields on major stock and bond indices. At the end of December, the yield on the NAREIT Equity Index was 3.4 times the S&P 500 dividend yield and
1.3 times the yield on ten-year Treasury bonds. These ratios are at the high end of their historical range.

          In summary, we continue to be enthusiastic about the prospects for the REIT sector and to believe this is an excellent time to invest in REIT stocks. We thank you for your participation in the Fund.

Sincerely,

/s/ William K. Morrill, Jr.         /s/ Keith R. Pauley
William K. Morrill, Jr.             Keith R. Pauley
PRESIDENT                           EXECUTIVE VICE PRESIDENT

January 19, 1996


Dividend Declaration

                      1995 Year-End Dividend

              The Board of Directors has declared a year-end per share distribution payable on December 28, 1995 to shareholders of record on December 21, 1995.
                                          Class A    Class B
                                          Shares     Shares
    Income . . . . . . . . . . . . . . .   $.032      $.041
    Short-term
      capital gains . . . . . . . . . .     .045       .045
    Total distributions . . . . . .        $.077      $.086

                     Dividends for Calendar 1995

              Total dividends declared for calendar 1995 are as follows:

                                           Class A    Class B
                                           Shares     Shares
    Income . . . . . . . . . . . . . . .    $.524      $.472
    Short-term
      capital gains. . . . . . . . . . .     .045       .045
    Total distributions. . . . . . . . .    $.569      $.517

           Shareholders who have elected to participate in the Fund's dividend reinvestment plan have received their distribution in additional shares of the Fund. If you are not currently a plan participant but would like to have your dividends reinvested at net asset value, please contact your investment representative or the Fund at 1-800-553-8080.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND


Additional Performance Information

          The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission
(SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's initial public offering through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 4.50% maximum sales charge for the Fund's Class A Shares and 4.00% maximum contingent deferred sales charge for the Fund's Class B Shares.

          While these tables are required by SECrules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of this index would have had to own the securities that it represents. Acquiri ng these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

          The Fund's total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, an investor's shares may be worth more or less than the original investment when redeemed.

                      AGGREGATE TOTAL RETURN--CLASS A*
                                                   % Return With
  Period ended 12/31/95:                           Sales Charge (1)
  Since Inception (1/3/95)                             12.87%

                    CHANGE IN VALUE OF A $10,000 INVESTMENT*
                                 CLASS A SHARES

                     (January 3, 1995 - December 31, 1995)

[GRAPH PLOT POINTS]

                 Flag Investors         Wilshire
                   Real Estate        Real Estate
                 Securities Fund    Securities Index
1/95 ..........      $ 9,550            $10,000
3/95 ..........      $ 9,686            $10,210
6/95 ..........      $10,159            $10,649
9/95 ..........      $10,767            $11,150
12/95 .........      $11,287            $11,551

(1) Assumes maximum sales charge of 4.50%.

* These figures assume the reinvestment of all dividends and capital gains distributions. The Wilshire Real Estate Securities Index is an unmanaged index that is a widely recognized indicator of performance in the real estate sector. Past performance is not an indicator of future results.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND


Additional Performance Information (continued)

                        AGGREGATE TOTAL RETURN--CLASS B*
                                               % Return With
  Period ended 12/31/95:                           CDSC (2)
  Since Inception (1/3/95)                         13.40%

                    CHANGE IN VALUE OF A $10,000 INVESTMENT*
                                 CLASS B SHARES

                     (January 3, 1995 - December 31, 1995)

[GRAPH PLOT POINTS]

                 Flag Investors         Wilshire
                   Real Estate        Real Estate
                 Securities Fund    Securities Index
1/95 ..........      $10,000            $10,000
3/95 ..........      $10,125            $10,210
6/95 ..........      $10,602            $10,649
9/95 ..........      $11,218            $11,150
12/95 .........      $11,340            $11,551


(2) Assumes maximum contingent deferred sales charge of 4.00%.

* These figures assume the reinvestment of all dividends and capital gains distributions. The Wilshire Real Estate Securities Index is an unmanaged index that is a widely recognized indicator of performance in the real estate sector. Past performance is not an indicator of future results.

             This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

          For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Statement of Net Assets                                       December 31, 1995



                                                                                      Market     Percent
      No. of                                                             Market       Value      of Net   Unrealized
      Shares   Security                                       Cost        Price      (Note A)    Assets   Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------
COMMON STOCK:  95.6%
Real Estate Investment Trusts: 94.5%
Apartments: 31.0%
      18,200   Avalon Properties Inc.                       $ 355,762     $21.50     $ 391,300      3.9%    $ 35,538
      11,900   Bay Apartment Communities                      236,718      24.25       288,575      2.8       51,857
      11,100   Equity Residential Property Trust              309,273      30.63       339,938      3.3       30,665
      16,200   Evans Withycomb Residential                    319,599      21.50       348,300      3.4       28,701
      14,800   Merry Land & Investment Co.                    306,749      23.63       349,650      3.4       42,901
      14,100   Oasis Residential Inc.                         313,184      22.75       320,775      3.2        7,591
      10,100   Post Properties Inc.                           306,666      31.88       321,937      3.2       15,271
      15,300   Security Capital Pacific Trust                 270,859      19.75       302,175      3.0       31,316
      14,600   Southwest Property Trust                       178,624      13.50       197,100      1.9       18,476
      19,700   United Dominion Realty Trust                   271,724      15.00       295,500      2.9       23,776
                                                            2,869,158                3,155,250     31.0      286,092
Diversified: 0.4%
       1,700   Colonial Properties Trust                       40,710      25.50        43,350      0.4        2,640
Factory Outlets: 3.0%
      10,300   Chelsea GCARealty Inc.                         276,551      30.00       309,000      3.0       32,449
Health Care: 7.6%
      10,600   Health Care Properties Investment Inc.         325,024      35.13       372,325      3.7       47,301
       9,400   Nationwide Health Properties Inc.              350,027      42.00       394,800      3.9       44,773
                                                              675,051                  767,125      7.6       92,074
Hotels: 5.2%
       8,900   Felcor Suite Hotels                            246,907      27.75       246,975      2.4           68
       7,400   Patriot American Hospitality                   181,381      25.75       190,550      1.9        9,169
       3,000   Starwood Lodging Trust                          82,600      29.75        89,250      0.9        6,650
                                                              510,888                  526,775      5.2       15,887
Mobile Homes: 5.3%
      13,000   Manufactured Home Communities                  224,090      17.50       227,500      2.2        3,410
       4,000   ROC Communities Inc.                            85,603      24.00        96,000      1.0       10,397
       8,100   Sun Communities Inc.                           189,821      26.38       213,637      2.1       23,816
                                                              499,514                  537,137      5.3       37,623

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Statement of Net Assets (continued)                           December 31, 1995

                                                                                      Market     Percent
      No. of                                                             Market       Value      of Net   Unrealized
      Shares   Security                                       Cost        Price      (Note A)    Assets   Gain/(Loss)
--------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (continued)
Office/Industrial/Self-Storage: 19.7%
       3,300   Cali Realty Corporation                   $     64,245     $21.88     $  72,187      0.7%     $ 7,942
       9,200   Duke Realty Investments Inc.                   258,183      32.38       288,650      2.8       30,467
      10,300   Highwood Properties Inc.                       231,968      28.25       290,975      2.8       59,007
      13,700   Security Capital Industries                    223,585      17.50       239,750      2.4       16,165
       8,200   Shurgard Storage Centers--Class A              194,423      27.00       221,400      2.2       26,977
      12,600   Spieker Properties                             266,992      25.13       316,575      3.1       49,583
      10,200   Storage USAInc.                                292,530      32.63       332,775      3.3       40,245
       9,700   Weeks Corp.                                    218,377      25.13       243,713      2.4       25,336
                                                            1,750,303                2,006,025     19.7      255,722
Regional Malls: 9.3%
      11,300   DeBartolo Realty Corp.                         158,622      13.00       146,900      1.4      (11,722)
       6,400   JP Realty Inc.                                 129,198      21.88       140,000      1.4       10,802
      11,500   Simon Property Group Inc.                      278,664      24.38       280,313      2.8        1,649
      24,600   Taubman Centers Inc.                           236,545      10.00       246,000      2.4        9,455
       6,400   Urban Shopping Centers Inc.                    132,492      21.38       136,800      1.3        4,308
                                                              935,521                  950,013      9.3       14,492
Retail: 13.0%
       9,100   Developers Diversified Realty Corp.            261,921      30.00       273,000      2.7       11,079
      10,300   Federal Realty Investment Trust                218,820      22.75       234,325      2.3       15,505
       6,450   Kimco Realty Corp.                             166,125      27.25       175,763      1.7        9,638
       5,600   Regency Realty Corp.                            94,405      17.25        96,600      0.9        2,195
       7,500   Vornado Realty Trust                           264,925      37.50       281,250      2.8       16,325
       7,000   Weingarten Realty Investment                   248,255      38.00       266,000      2.6       17,745
                                                            1,254,451                1,326,938     13.0       72,487
Real Estate Operating Companies: 1.1%
  Hotels: 1.1%
         600   Bristol Hotel Company                           12,300      24.38        14,625      0.1        2,325
       7,600   Host Marriott Corp.                             94,454      13.25       100,700      1.0        6,246
                                                              106,754                  115,325      1.1        8,571

               Total Common Stocks                          8,918,901                9,736,938     95.6      818,037

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Statement of Net Assets  (concluded)                         December 31, 1995

                                                                                      Market     Percent
       Par                                                               Market       Value      of Net
      (000)    Security                                       Cost        Price      (Note A)    Assets
--------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 3.4%
        $347   Goldman Sachs &Co., 5.70%
                 Dated 12/29/95, to be repurchased
                 on 1/2/96, collateralized by
                 U.S.  Treasury Notes with
                 a market value of $354,780.                $ 347,000        100   $   347,000      3.4%

Total Investment in Securities                              9,265,901*              10,083,938     99.0
Other Assets in Excess of Liabilities, Net                                             103,739      1.0
Net Assets                                                                         $10,187,677    100.0%

Net Asset Value Per:
  Class A Share
 ($7,171,372 / 640,093 shares outstanding)                                              $11.20(1)
 Class B Share
 ($3,016,305 / 269,768 shares outstanding)                                              $11.18(2)

Maximum Offering Price Per:
 Class A Share
 ($11.20 / .955)                                                                        $11.73
 Class B Share                                                                          $11.18

  * Also aggregate cost for federal tax purposes.
(1) Redemption value is $11.20.
(2) Redemption value is $10.73 after 4.00% maximum contingent deferred sales charge.
See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND



Statement of Operations                        For the Period January 3, 1995*
                                                     through December 31, 1995


INVESTMENT INCOME (NOTE A):

     Dividends ................................................     $   429,814
     Interest .................................................          12,833
       Total income ...........................................         442,647

EXPENSES:

     Investment advisory fee (Note B) .........................          38,795
     Distribution fees (Note B) ...............................          30,926
     Legal ....................................................          30,020
     Audit ....................................................          23,766
     Transfer agent fees (Note B) .............................          19,350
     Registration fees ........................................          17,683
     Organizational expense (Note A) ..........................          17,683
     Custodian fees ...........................................          16,500
     Accounting fee (Note B) ..................................          12,360
     Printing andpostage ......................................           9,032
     Miscellaneous ............................................           1,834
     Directors' fees ..........................................           1,142
       Total expenses .........................................         219,091
     Less:Fees waived and expenses reimbursed (Note B) ........        (129,863)
  Net expenses ................................................          89,228
     Net investment income ....................................         353,419

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:

     Net realized gain from security transactions .............          47,282
     Change in unrealized appreciation of investments .........         818,037
     Net realized and unrealized gain on investments ..........         865,319

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........     $ 1,218,738
-------------------------------------------------------------------------------

* Commencement of operations.
See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Statement of Changes in Net Assets
                                                               For the Period
                                                              January 3, 1995*
                                                                    through
                                                              December 31, 1995
-------------------------------------------------------------------------------

INCREASE/(DECREASE) IN NET ASSETS:
Operations:

     Net investment income ..................................    $    353,419
     Net realized gain from security transactions ...........          47,282
     Change in unrealized appreciation of investments .......         818,037
         Net increase in net assets resulting
           from operations ..................................       1,218,738

DISTRIBUTIONS TO SHAREHOLDERS FROM:

     Net investment income:
       Class A Shares .......................................        (216,537)
       Class B Shares .......................................        (107,851)
Short-term capital gains:
       Class A Shares .......................................         (27,959)
       Class B Shares .......................................         (11,617)
     Total distributions ....................................        (363,964)

CAPITAL SHARE TRANSACTIONS (NOTE C):

     Proceeds from sale of shares ...........................       9,712,132
     Value of shares issued in reinvestment of dividends ....         246,856
     Cost of shares repurchased .............................        (726,085)
     Increase in net assets derived from
       capital share transactions ...........................       9,232,903
         Total increase in net assets .......................      10,087,677

NET ASSETS:

     Beginning of period ....................................         100,000**
     End of period ..........................................    $ 10,187,677

-------------------------------------------------------------------------------

 * Commencement of operations.
** On July 28, 1994, the Fund sold 10,000 shares to a subsidiary of Alex. Brown
   & Sons Incorporated for $100,000.
See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND


Financial Highlights
(For a share outstanding throughout the period)*

                                               For the Period January 3, 1995**
                                                      through December 31, 1995
-------------------------------------------------------------------------------
                                                       Class A        Class B
-------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of period ...........  $ 10.00        $ 10.00

Income from Investment Operations:
  Net investment income ............................     0.56           0.50
  Net realized and unrealized gain on investments ..     1.21           1.20
      Total from Investment Operations .............     1.77           1.70

Less Distributions:
  Dividends from net investment income .............    (0.52)         (0.47)
  Distributions from short-term capital gains ......    (0.05)         (0.05)
  Total distributions ..............................    (0.57)         (0.52)
  Net asset value at end of period .................  $ 11.20        $ 11.18

Total Return (Aggregate) ...........................    18.19%         17.40%

Ratios to Average Net Assets:
  Expenses(2).......................................     1.19%(1)       1.90%(1)
  Net investment income(3)..........................     5.95%(1)       5.25%(1)

Supplemental Data:
  Net assets at end of period (000) ................  $  7,171       $ 3,016
  Portfolio turnover rate ..........................       28%            28%

  * Computed based upon average shares outstanding.
 ** Commencement of operations.
(1) Annualized.
(2) Without the waiver of advisory fees (Note B), the ratio of expenses to average net assets would have been 3.25% (annualized) for Class A Shares and 4.05% (annualized) for Class B Shares.
(3) Without the waiver of advisory fees (Note B), the ratio of net investment income to average net assets would have been 3.89% (annualized) for Class A Shares and 3.09% (annualized) for Class B Shares. See accompanying Notes to Financial Statements.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Notes to Financial Statements

A. SIGNIFICANT ACCOUNTING POLICIES - Flag Investors Real Estate Securities Fund, Inc. (the "Fund") was organized as a Maryland Corporation on May 2, 1994 and commenced operations January 3, 1995. The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company designed to seek total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

    SECURITY VALUATION - Portfolio securities are valued on the basis of their last sale price. In the event that there are no sales or the security is not listed, it is valued at its latest bid quotation. Short-term obligations with maturities of 60 days or less are valued at amortized cost.

    REPURCHASE AGREEMENTS - The Fund may agree to purchase money market instruments subject to the seller's agreement to repurchase them at an agreed upon date and price. The seller, under a repurchase agreement, will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreement is conditional upon the collateral being deposited under the Federal Reserve book-entry system.

    FEDERAL INCOME TAX - No provision is made for federal income taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make requisite distributions to the shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes. The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income and net realized capital gains.

    OTHER - Security transactions are accounted for on the trade date and the cost of investments sold or redeemed is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

    Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and are being amortized on the straight-line method over a five-year period beginning on the date on which the Fund commenced its investment activities.

    A portion of the dividend income recorded by the Fund is from Real Estate Investment Trusts ("REITs"). For tax purposes, a portion of these dividends consists of capital gains and return of capital. For financial reporting purposes, these dividends are recorded as dividend income, and the investment in the REIT is reported at market value. For the period ended December 31, 1995, no return of capital portion of such distribution has been determined due to the lack of notification from the REITs held by the Fund.

B. INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES AND OTHER FEES - INVESTMENT COMPANY CAPITAL CORP. ("ICC"), a subsidiary of Alex. Brown & Sons Incorporated ("Alex. Brown"), serves as the Fund's investment advisor and ABKB/LaSalle Securities Limited Partnership is the Fund's sub-advisor. As compensation for its advisory services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, at the annual rate of 0.65% of the first $100 million of the Fund's average daily net assets; 0.55% of the next $100 million of the Fund's average daily net assets; 0.50% of the next $100 million of the Fund's average daily net assets; and 0.45% of the Fund's average daily net assets exceeding $300 million.

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Notes to Financial Statements (concluded)

    ICC has agreed to reduce its aggregate fees attributable to the Fund or make payments to the Fund, if necessary, to the extent required to satisfy any expense limitations imposed by any securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale. ICC has voluntarily agreed to waive its fees to the extent required to maintain expenses at no more than 1.25% of the Fund's average daily net assets for Class A Shares and 2.00% for Class B Shares. For the period ended December 31, 1995, ICC waived fees of $38,795 and reimbursed expenses of $91,068.

    As compensation for its accounting services, ICC receives from the Fund an annual fee, calculated daily and paid monthly, from the Fund's average daily net assets. ICC received $12,360 for accounting services for the period ended December 31, 1995.

    As compensation for its transfer agent services, ICC receives from the Fund a per account fee, calculated daily and paid monthly. ICC received $19,350 for transfer agent services for the period ended December 31, 1995.

    As compensation for providing distribution services, Alex. Brown receives from the Fund an annual fee, calculated daily and paid monthly, at an annual rate equal to 0.25% of the average daily net assets for Class A Shares and 1.00% (includes 0.25% shareholder servicing fee) of the average daily net assets for Class B Shares. For the period ended December 31, 1995, distribution fees aggregated $30,926, of which $9,662 was attributable to the Class A Shares and $21,264 was attributable to the Class B Shares.

C. CAPITAL SHARE TRANSACTIONS - The Fund is authorized to issue up to 10 million shares of common stock (7 million Class A, 2 million Class B and 1 million undesignated), par value $.001 per share. Transactions in shares of the Fund were as follows:

                                                          For the Period
                                                         January 3, 1995*
                                                       to December 31, 1995
                                                      ---------------------
                                                  Class A              Class B
                                                  -------              -------
Shares sold ..........................             655,079              290,349
Shares issued to
  shareholders on
  reinvestment of
  dividends ..........................              16,704                6,473
Shares redeemed ......................             (41,690)             (27,054)
Net increase in shares
  outstanding ........................             630,093              269,768
Proceeds from sale
  of shares ..........................         $ 6,763,257          $ 2,948,875
Value of reinvested
  dividends ..........................             178,010               68,846
Cost of shares
  redeemed ...........................            (439,765)            (286,320)
Net increase from
  capital share
  transactions .......................         $ 6,501,502          $ 2,731,401



-------------------------------------------------------------------------------

*Commencement of operations.

D. Investment Transactions - Purchases and sales of investment securities, other than short-term obligations, aggregated $10,766,776 and $1,895,157, respectively, for the period ended December 31, 1995.

     At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $829,759 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $11,722.

E.  Net Assets - At December 31, 1995, net assets consisted of:

Paid-in capital:
  Flag Investors Class A Shares ...........................          $ 6,601,502
  Flag Investors Class B Shares ...........................            2,731,401
Undistributed net investment income .......................               29,031
Accumulated net realized gains from
  security transactions ...................................                7,706
Unrealized appreciation
  of investments ..........................................              818,037
                                                                     $10,187,677

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

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Directors of
Flag Investors Real Estate Securities Fund, Inc.:

    We have audited the accompanying statement of net assets of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1995 and the related statements of operations and changes in net assets and financial highlights for the period January 3, 1995 (commencement of operations) through December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Flag Investors Real Estate Securities Fund, Inc. as of December 31, 1995 and the results of its operations and the changes in its net assets and its financial highlights for the period January 3, 1995 (commencement of operations) through December 31, 1995 in conformity with generally accepted accounting principles.


COOPERS & LYBRAND, L.L.P.

Philadelphia, Pennsylvania
February 2, 1996

                                 FLAG INVESTORS
                          REAL ESTATE SECURITIES FUND

Directors and Officers


Richard T. Hale          William K. Morrill, Jr.
Chairman                 President

Truman T. Semans         Keith R. Pauley
Director                 Executive Vice President

James J. Cunnane         Gary V. Fearnow
Director                 Vice President

N. Bruce Hannay          Edward J. Veilleux
Director                 Vice President

John F. Kroeger          Brian C. Nelson
Director                 Vice President and Secretary

Louis E. Levy            Joseph A. Finelli
Director                 Treasurer

Eugene J. McDonald       Laurie D. DePrine
Director                 Assistant Secretary

Rebecca W. Rimel
Director

Harry Woolf
Director


Investment Objective

     A mutual fund designed to provide a high level of total return primarily through investments in securities of companies principally engaged in the real estate industry.

Chairman's Letter

     The year 1995 saw the retirement of two of our longtime Directors. We would like to thank them for their valuable and tireless service over the years. Chairman's Letter

     Alonzo G. Decker, former Chairman and CEO of Black & Decker, was one of our original Directors, joining the Flag Investors Board in 1984. He served with distinction, and his wise counsel will be much missed; but we know he will enjoy having more time to spend on his farm on the Eastern Shore of Maryland.

     Bruce Hannay, former Vice President for Patents and Research at Bell Labs, became a Director at the time we formed the Flag Investors Board in 1984. His willingness to cross the country four times each year to attend our Board meetings tells us a great deal about his energy and loyalty. We wish him well in his retirement in the beautiful State of Washington.

     Al and Bruce, we thank you and will miss you.

Sincerely,
Richard T. Hale

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